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                                                                  EXHIBIT 23.7


                                      CONSENT

     The undersigned hereby consents to the filing of its amended Fairness Opinion as an exhibit to the registration statement on Form SB-2 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated: May 11, 1998

                                                HOULIHAN VALUATION ADVISORS

                                                By   /s/ BRET TACK
                                                   ---------------------------
                                                Print Name Bret Tack
                                                           -------------------
                                                Title  Principal
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